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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                ----------------


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (date of earliest event reported):  July 1, 1998



                       Chrysalis International Corporation
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             (Exact name of registrant as specified in its charter)




                 Delaware                                       0-19659                           22-2877973
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(State or other jurisdiction of incorporation)                (Commission             (IRS Employer Indentification No.)
                                                              File Number)

   575 Route 28, Raritan, New Jersey                                                                08869
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(Address of principal executive offices)                                                          (Zip Code)




Registrant's telephone number, including area code:    (908) 722-7900
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          (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS.
         -------------

         On July 1, 1998, the Board of Directors of Chrysalis International Corporation (the "Company") declared a dividend distribution of one right (a "Right") for each share of Common Stock, par value $.01 per share (the "Common Shares"), of the Company outstanding at the close of business on July 20, 1998 (the "Record Date"), pursuant to the terms of a Rights Agreement, dated as of July 1, 1998 (the "Rights Agreement"), between the Company and American Stock Transfer & Trust Company, as Rights Agent. The Rights Agreement also provides, subject to specified exceptions and limitations, that Common Shares issued or delivered from the Company's treasury after the Record Date will be entitled to and accompanied by Rights. The Rights are in all respects subject to and governed by the provisions of the Rights Agreement, a copy of which (including all exhibits thereto) is filed as Exhibit 4.1 hereto and incorporated herein by this reference. A summary description of the Rights is set forth in Exhibit C to the Rights Agreement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ----------------------------------

         (a)      Financial Statements of Business Acquired:  None
                  -----------------------------------------

         (b)      Pro Forma Financial Information:  None
                  --------------------------------

         (c)      Exhibits:
                  ---------

                  Exhibit
                  Number            Exhibit
                  ------            -------

                  4.1 Rights Agreement (including a Form of Certificate of Designation of Series A Junior Participating Preferred Stock as Exhibit A thereto, a Form of Right Certificate as Exhibit B thereto and a Summary of Rights to Purchase Preferred Stock as Exhibit C thereto)

                  99.1              Form of letter to stockholders, dated July,
                                    1998

                  99.2              Press release, dated July 8, 1998



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        CHRYSALIS INTERNATIONAL CORPORATION



                                        By: /s/ John G. Cooper
                                           ----------------------------------
                                           Name:   John G. Cooper
                                           Title:  Senior Vice President, Chief
                                                   Financial Officer, Treasurer
                                                   and Secretary

Dated:  July 8, 1998



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                                INDEX TO EXHIBITS
                                -----------------




        EXHIBIT
        NUMBER            Exhibit
        ------            -------

          4.1 Rights Agreement (including a Form of Certificate of Designation of Series A Junior Participating Preferred Stock as Exhibit A thereto, a Form of Right Certificate as Exhibit B thereto and a Summary of Rights to Purchase Preferred Stock as Exhibit C thereto)

         99.1             Form of letter to stockholders, dated July, 1998

         99.2             Press release, dated July 8, 1998









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